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                                                                  EXHIBIT 10 (a)

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

TO THE SUPERVISORY BOARD AND BOARD OF MANAGEMENT OF KONINKLIJKE PHILIPS ELECTRONICS N.V.

         We have audited the consolidated financial statements of Koninklijke Philips Electronics N.V. (`Royal Philips Electronics') and subsidiaries as listed in Item 18 of Form 20F, included herein. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the Netherlands and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Royal Philips Electronics and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with generally accepted accounting principles in the Netherlands.

Generally accepted accounting principles in the Netherlands vary in certain significant respects from generally accepted accounting principles in the United States. Application of accounting principles generally accepted in the United States of America would have affected results of operations for each of the years in the three-year period ended December 31, 2000 and shareholders' equity as of December 31, 2000 and 1999 to the extent summarized in Note 28 to the Consolidated Financial Statements.

As discussed in the accounting policies note to the financial statements, the Company changed its method of accounting for derivative financial instruments and hedging activities as of January 1, 2000.

Eindhoven, The Netherlands

                                                       /s/ KPMG Accountants N.V.
                                                       -------------------------
February 6, 2001                                           KPMG ACCOUNTANTS N.V.


                       CONSENT OF THE INDEPENDENT AUDITORS

                       -----------------------------------


TO THE SUPERVISORY BOARD AND BOARD OF MANAGEMENT OF KONINKLIJKE PHILIPS ELECTRONICS N.V.

         We consent to incorporation by reference in the registration statements on Form S-8 (No. 33-65972, No. 33-80027, No. 333-91287, No. 333-91289, and No.
333-39204) and in the registration statement on Form F-3 (No. 333-4582) of Koninklijke Philips Electronics N.V. (`Royal Philips Electronics') of our report dated February 6, 2001, relating to the consolidated balance sheets of Royal Philips Electronics and subsidiaries as of December 31, 2000 and 1999, and the consolidated statements of income, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 2000, included in the December 31, 2000 annual report on Form 20-F of Royal Philips Electronics. Our report refers to a change in the Company's method of accounting for derivative financial instruments and hedging activities.

Eindhoven, The Netherlands

                                                       /s/ KPMG Accounts N.V.
                                                       -------------------------
May 7, 2001                                                KPMG ACCOUNTANTS N.V.